xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Solving the Spectrum Crisis 2014 ROTH Conference

2 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Safe Harbor Statement These materials have been prepared by xG Technology, Inc. (“xG” or the “Company”), solely for the use at the presentation and have not been independently verified. No representations or warranties, express or implied, are made as to, and no reliance should be placed on, the accuracy, or completeness of the information presented or contained in these materials. The information presented or contained in these materials is subject to change without notice and its accuracy is not guaranteed. This presentation does not constitute an offer or invitation to purchase or subscribe for any shares or other securities of the Company and neither any part of the materials nor any information or statement contained therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. These materials contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that are based on our current expectations, assumptions, estimates and projections about us and our industry. The forward - looking statements are subject to various risks and uncertainties. xG Technology Inc. urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. These forward - looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of xG Technology, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward - looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward - looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated in these forward - looking statements include, among others: progress, timing, cost, future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources, or patent protection for our products and commercialization activities, and others; and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in the Risk Factors contained in the Company’s Registration Statements on Form S - 1 (File Numbers: 333 - 187094 and 333 - 191867 ) (and in the Company’s quarterly reports on Form 10 - Q)

3 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com About xG Technology THE COMPANY • 10 years experience developing wireless communications technologies • Headquartered in Sarasota, FL; engineering facilities in Fort Lauderdale, FL • 80 employees (>50 in engineering) • Broad IP portfolio: 60 US patent matters (49 issued) 138 international (64 issued) • Shares are traded on NASDAQ (symbol: XGTI) OUR PROPRIETARY XMAX COGNITIVE RADIO TECHNOLOGY • Allows all wireless devices to automatically identify and utilize available frequencies to ensure optimal communications • Contains end - to - end IP architecture supports all applications/ services/technologies • Is robust enough to exploit unlicensed, licensed and shared spectrum • Is spectrum agnostic, meaning that it can be tuned to operate in any band • Mitigates interference found in crowded wireless communication environments

Management Team

OPERATIONS



George Schmitt
CEO, MBTH (xG parent co.)
- *Chairman Board xG*
- *40+ years wireless comms.*
- *Mannesman, Omnipoint, AirTouch*



Richard L. Mooers
Director
- *xG cofounder*
- *Board Member, MBTH*
- *20+ years finance/ merchant bkg.*



John C. Coleman
CEO
- *Col., USMC (ret)*
- *Expert, DoD wireless comms.*



Roger G. Branton
CFO
- *xG cofounder*
- *20+ yrs. finance/merchant bkg.*



James Woodyatt
President
- *20+ years investment bkg.*
- *Expertise in private equity & international sales*



Rick Rotondo
VP Marketing
- *Cofounder, Spectrum Bridge*
- *Motorola, Lucent, Mesh Networks*



Chris Whiteley
VP Bus. Dev.
- *10+ years wireless networking*
- *@Link Networks*



William "Chip" Hoffman
VP Sales
- *20+ yrs. telecoms*
- *mBlox, NeoMedia, Dobson*

ENGINEERING/TECHNICAL



Joseph Bobier
CTO
- *xG cofounder*
- *Inventor of xG's core technology*
- *Holder of 30+ patents*



Scott Garlington
VP of Engineering
- *25+ years voice/data/wireless comms.*
- *Motorola, Lucent, Mesh Networks*



Pertti Alapuranen
Director, Systems Design
- *20+ years wireless comms.*
- *Motorola, Mesh Networks, Nokia*



Mike Johnson
Senior Product Manager
- *25+ years wireless comms.*
- *Motorola, Mesh Networks, SkyTel*

xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved.
www.xgtechnology.com

4

5 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Problem Wireless demand will far exceed capacity in only three years time • Global mobile data traffic will increase 11X from 2013 to 2018 , 61 % CAGR • Driven by increased use of smart devices, compelling content & apps Sources: FCC, Cisco, Ericsson Solution: xMax systems from xG Technology Source: Cisco VNI Mobile 2014

6 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Cognitive Radio Solution xMax ‘sees through’ the spectrum clutter, eliminates interference, and allows optimal use of licensed and unlicensed spectrum Solution: xMax systems from xG Technology Provides benefits to users that have spectrum as well as those who do not  Identifies optimum available spectrum to transmit and/or receive signals  Instantly finds alternative channels if interference is detected on current frequency  Able to exploit licensed and unlicensed spectrum  Can operate in crowded and/or shared spectrum bands

Leader in Cognitive Radio

- xG's cognitive radio network solution surpasses competitors' offerings by extending the capabilities of Dynamic Spectrum Access



xG's Cognitive Radio Network Solution
Extent of Competitors' Cognitive Radio Technology
System on a Chip
2016
MANET
(Mobile Ad-Hoc Network)
2015
Variable Channel Width
2014
Self Organizing Networks
Interference Mitigation
2013
MIMO
(Multiple input – multiple output)
2011
Dynamic Spectrum Access
2008

xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved.
www.xgtechnology.com

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8 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Foreign patents 138 64 issued/ 74 pending US patents 60 49 issued/ 11 pending US PATENTS Area Issued Pending Cognitive Radio - Cognitive media access control layer 17 7 - Cognitive and Spectrum Sharing physical layer 22 1 Mobile VoIP 10 3 Total 49 11 Intellectual Property • IP features advanced cognitive technologies such as spectrum sharing, interference mitigation and self - organizing networks • We are pursuing an active licensing strategy (similar to that of Qualcomm) that positions xG as the pivotal owner of these key spectrum - optimizing technologies

Intellectual Property Breakdown

xMax®

Patents issued/filed

XX =Mobile VoIP

XX =Cognitive MAC

XX =Cognitive & Spectrum Sharing PHY



Network core
xMSC
Ethernet
SIP
SMS server
10/3
10/3
xMax Cognitive Radio Network
xMod
22/1
17/7
22/1
Public (Internet) or Private Networks

Smart phones, laptops or any device with WiFi or Ethernet can connect to the xMod mobile hot spot.

xMod is a mobile hotspot that bridges between WiFi and the xMax cognitive radio network.

Compact xMax Access Points provide wireless voice, data and video connectivity to mobile and fixed users. They perform wired network to cognitive network conversion. APs are Ethernet IP connected.

xMSC has off the shelf equipment for network management, firewall, SIP Proxy, and SMS servers. Supports SIP-standard soft switches.

xG TECHNOLOGY, INC.

xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved.
www.xgtechnology.com

9

Cumulative Addressable Market = $35B

xMax®


Cumulative Addressable Market = $35B
Incumbent Carriers - $13B
Cable - $3B
LTE - $2B
Utilities/Smart Grid - $4B
Security - $5B
DoD/Public Safety/DHS - $7B
Rural Telcos - $1.2B
Time to Market Penetration

Sources: nationalpriorities.org, ntca.org, energy.gov, uscensus.gov, fema.gov, dhs.gov, shieldsecurity.net, infonetics.com, visiongain.com
Key: Size of market and dollar value of respective markets

= markets xG has received orders

xG TECHNOLOGY, INC.
xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved.
www.xgtechnology.com
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11 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com • Key Supplier Relationships Now Online – Validated circuit board assemblies from key supply chain partners • Completed Internal Production Run of xMax Equipment – Tested and confirmed final assembly, configuration and QC processes prior to releasing volume build orders • Successfully Deployed Cognitive Radio Beta Network with FL Rural Broadband Provider – Multiple access point deployment provides key feedback on system performance and features in a typical rural wireless installation • Received Necessary FCC Certifications for xMod, xVM and xAP – Allows full commercial production and delivery of all core cognitive radio components • First Fulfilled Deliveries Against Order Backlog – Shipped world’s first complete cognitive system to Walnut Hill Telephone Co. – Shipped complete cognitive radio network system to Haxtun Telephone Company • Delivered commercially - available SDR incorporating patented technologies & mobility • Expanded Intellectual Property Portfolio – Awarded & filed new patents in interference mitigation, DSA, spectrum sharing Key Milestones Since July NASDAQ Listing

12 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Market Development 2013 Current

13 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com DoD/PUBLIC SAFETY/DHS DHS $5.9M RURAL TELECOM $17.9M OTHER $10.8M TELEMEDICINE Booked business secured by purchase order or purchase contract Backlog: $34.6M

14 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Capitalization Table Security As of March 6, 2014 % Fully Diluted Common Shares 18,800,654 78.2% Outstanding Warrants 4,246,096 17.7% Outstanding Options 982,980 4.1% Fully Diluted Shares Outstanding 24,029,730 100.0%

15 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Pro Forma Balance Sheet AUDITED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA)

16 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Income Statement AUDITED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA) For the Three Months Ended December 31, 2013 2012 Revenue $ 373 $ — Cost of revenue and operating expenses Cost of components and personnel 100 — General and administrative expenses 1,059 1,634 Development 693 1,743 Stock based compensation 259 295 Amortization and depreciation 1,058 523 Total cost of revenue and operating expenses 3,169 4,195 Loss from operations (2,796) (4,195) Other income (expense) Interest expense, net (43) (189) Impairment (933) (286) Total other income (expense) (976) (475) Loss before income tax provision (3,772) (4,670) Income tax provision — — Net loss $ (3,772) $ (4,670) Basic and diluted net loss per share (0.25) (0.78) Weighted average number of shares outstanding basic and diluted 15,394 6,040

17 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2014, All Rights Reserved. www.xgtechnology.com Income Statement AUDITED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA) For the Year Ended December 31, 2013 2012 Revenue $ 406 $ — Cost of revenue and operating expenses Cost of components and personnel 102 — General and administrative expenses 5,501 5,543 Development 5,468 4,806 Stock based compensation 796 554 Amortization and depreciation 2,370 2,063 Total cost of revenue and operating expenses 14,237 12,966 Loss from operations (13,831) (12,966) Other income (expense) Other expense (10,068) — Inducement expense (391) — Interest expense, net (2,227) (535) Impairment (933) (286) Total other income (expense) (13,619) (821) Loss before income tax provision (27,450) (13,787) Income tax provision — — Net loss $ (27,450) $ (13,787) Basic and diluted net loss per share (2.86) (2.29) Weighted average number of shares outstanding basic and diluted 9,598 6,031